Federated Mortgage Fund

A Portfolio of Federated Total Return Series, Inc.

PROSPECTUS

 November 30, 2010 (Revised December 30, 2010)  INSTITUTIONAL SHARES (TICKER FGFIX)

A mutual fund seeking to provide total return by investing primarily in a diversified portfolio of mortgage-backed securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary Information

Federated Mortgage Fund

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund's investment objective is to provide total return.

RISK/RETURN SUMMARY: Fees and Expenses

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This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

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Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	0.40%
Distribution (12b-1) Fee	None
Other Expenses	0.48%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.89%
Fee Waivers and/or Expense Reimbursements[1]	0.53%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.36%

1	The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.35% (the “Fee Limit”) through the later of (the “Termination Date”): (a) November 30, 2011; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
1 Year	$91
3 Years	$284
5 Years	$493
10 Years	$1,096

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Dollar-roll transactions and prepayments of mortgage-backed securities will cause the Fund to have an increased portfolio turnover rate which is likely to generate shorter-term gains (losses) for its shareholders. Portfolio turnover increases the Fund's trading costs (which are not reflected in annual Fund operating expenses or in the example) and may have an adverse impact on the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 178% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE

What are the Fund's Main Investment Strategies?

The Fund seeks total return, which is defined as income plus capital appreciation. Under normal market conditions, the Fund invests primarily in mortgage-backed securities (MBS) of investment-grade quality and seeks to provide returns consistent with investments in the market for U.S. home mortgages. The Fund will invest in MBS that are issued or guaranteed by U.S. government agencies or U.S. government-sponsored enterprises (GSEs). The Fund may invest in non-agency MBS, which are those not issued or guaranteed by GSEs. The Fund also may invest in U.S. government securities and certain derivative instruments. The Fund typically seeks to maintain an overall average dollar-weighted portfolio duration that is within 20% above or below the Barclays Capital Mortgage-Backed Securities Index (the “Index”). At times, the Adviser's calculation of portfolio duration may result in variances outside this range. Duration is a measure of the price volatility of a fixed-income security as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected fixed interest and principal payments. The Adviser seeks to create a portfolio, consisting of MBS, derivative instruments and other securities, that outperforms the Index.

Based on fundamental analysis, the Adviser will consider a variety of factors when making decisions to purchase or sell particular securities or derivative contracts. The Fund may, but is not required to, use derivative instruments, which are instruments that have a value based on another instrument, exchange rate or index, and may be used as substitutes for securities in which the Fund can invest, or to hedge against a potential loss in the underlying asset. There can be no assurance that the Fund's use of derivative instruments will work as intended. What are the Main Risks of Investing in the Fund?All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:
  MBS Risks. A rise in interest rates may cause the value of MBS held by the Fund to decline. Certain MBS issued by GSEs are not backed by the full faith and credit of the U.S. government. A non-agency MBS is subject to the risk that the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or a GSE. The Fund's investments in collateralized mortgage obligations (CMOs) may entail greater market, prepayment and liquidity risks than other MBS.
  Interest Rate Risks. Prices of fixed-income securities generally fall when interest rates rise.
  Credit Risks. It is possible that borrowers of non-agency MBS in which the Fund invests will fail to pay interest or principal on these securities when due, which would result in the Fund losing money.
  Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the prices of MBS may not rise to as great an extent as those of other fixed-income securities due to the potential prepayment of higher interest mortgages.
  Risks of Security Downgrades. The downgrade of the credit of a security held by the Fund may decrease its value. Fixed-income securities with lower ratings tend to have a higher probability that a borrower will default or fail to meet its payment obligations.
  Liquidity Risks. The non-agency MBS and CMOs in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Leverage Risks. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
  Risks of Investing in Derivative Instruments. The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty, or the failure of the counterparty to meet its obligations under the contract, or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund's exposure to the underlying investment. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. Over-the-counter derivative contracts generally carry greater liquidity risk than exchange-traded contracts. The loss on derivative transactions may substantially exceed the initial investment.
  Asset Segregation Risks. The requirement to secure its obligations in connection with certain transactions, including derivatives or other transactions that expose it to an obligation of another party, by owning underlying assets, entering into offsetting transactions or setting aside cash or liquid assets, may cause the Fund to miss favorable trading opportunities, or to realize losses on such offsetting transactions.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance: Bar Chart and Table

Risk/Return Bar Chart

The bar chart and performance table below reflect historical performance data for the Fund's Institutional Shares. The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The Fund's Institutional Shares total return for the nine-month period from January 1, 2010 to September 30, 2010, was 5.07%. Within the periods shown in the bar chart, the Fund's Institutional Shares highest quarterly return was 4.20% (quarter ended September 30, 2001). Its lowest quarterly return was (1.00)% (quarter ended June 30, 2004). Average Annual Total Return Table

In addition to Return Before Taxes, Return After Taxes is shown for the Fund's Institutional Shares to illustrate the effect of federal taxes on the Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(For the Periods Ended December 31, 2009)
	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	7.11%	4.76%	5.91%
Return After Taxes on Distributions	5.24%	2.89%	3.78%
Return After Taxes on Distributions and Sale of Fund Shares	4.59%	2.96%	3.77%
Barclays Capital Mortgage-Backed Securities Index[1] (reflects no deduction for fees, expenses or taxes)	5.75%	5.80%	6.47%
Lipper U.S. Mortgage Fund Category[2]	6.72%	3.26%	4.62%
1	The Barclays Capital Mortgage-Backed Securities Index is composed of all fixed-rate securitized mortgage pools by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.
2	Lipper figures represent the average of the total returns by all the mutual funds designated by Lipper Inc. as falling into the respective categories indicated.
FUND MANAGEMENT

The Fund's Investment Adviser is Federated Investment Management Company.

Todd A. Abraham, Senior Portfolio Manager, has been the Fund's portfolio manager since February 2003.

Purchase and Sale of Fund Shares The minimum initial investment amount for the Fund's Institutional Shares is generally $1,000,000 and there is no required minimum subsequent investment amount. You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Redeem or exchange through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail. Tax InformationThe Fund's distributions are taxable as ordinary income or capital gains except when your investment is through an Individual Retirement Account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

What are the Fund's Investment Strategies?

A statement of the Fund's investment objective and principal investment strategies and risks is set forth above in the Fund's Risk/Return Summary. There can be no assurances that the Fund will achieve its investment objective or that the investment strategies used by the Adviser will be successful. The Fund seeks total return, which is defined as income plus capital appreciation. Under normal market conditions, the Fund invests primarily in mortgage-backed securities (MBS) of investment-grade quality and seeks to provide returns consistent with investments in the market for U.S. home mortgages. A security is considered investment-grade quality if it is either: (i) rated within the four highest ratings categories by at least one nationally recognized statistical rating organization (an “NRSRO”); or (ii) if unrated, considered by the Adviser to be of investment-grade quality. The Fund will invest in MBS that are issued or guaranteed by U.S. government agencies or U.S. government-sponsored enterprises (GSEs). The Fund may invest in non-agency MBS, which are those not issued or guaranteed by GSEs. The Fund also may invest in U.S. government securities and certain derivative instruments. The Fund typically seeks to maintain an overall average dollar-weighted portfolio duration that is within 20% above or below the Barclays Capital Mortgage-Backed Securities Index (the “Index”). At times, the Adviser's calculation of portfolio duration may result in variances outside this range. Duration is a measure of the price volatility of a fixed-income security as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected fixed interest and principal payments. For example, if interest rates rise by 1% (in a parallel shift) the NAV of a fund with an average duration of five years theoretically would decline about 5.0%. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. The Adviser seeks to create a portfolio, consisting of MBS, derivative instruments and other securities, that outperforms the Index. In implementing the Fund's investment strategy, the Adviser typically will take into consideration: (i) overall levels of interest rates; (ii) volatility of interest rates; (iii) relative interest rates of securities with longer and shorter durations (known as a “yield curve”); and (iv) relative interest rates of different types of securities (such as U.S. government securities and MBS).

Based on fundamental analysis, the Adviser will consider a variety of factors when making decisions to purchase or sell particular securities or derivative contracts, including: the securities' specific interest rate and prepayment risks, and price sensitivity to changes in market spread levels and in the level of interest rate volatility. In analyzing MBS, the Adviser also may consider the average interest rates of the underlying loans, the prior and expected prepayments, any ratings issued by NRSROs, and any guarantee of the security or underlying loans by a GSE or non-agency issuer. The Fund does not limit the amount of its portfolio that may be invested in non-agency MBS. The Fund may, but is not required to, use derivative instruments, which are instruments that have a value based on another instrument, exchange rate or index, and may be used as substitutes for securities in which the Fund can invest, or to hedge against a potential loss in the underlying asset. The Fund may use futures contracts, options, options on futures (including those relating to interest rates) and swaps as tools in the management of portfolio assets, or other elements of its investment strategy. There can be no assurance that the Fund's use of derivative instruments will work as intended. Because the Fund refers to mortgages in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to invest, under normal circumstances, less than 80% of its assets in mortgage investments.

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations, or by holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.

What are the Principal Securities in Which the Fund Invests?

The following provides general information on the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as non-principal investments, as described in the Fund's SAI.

Fixed-Income Securities

The Fund may invest in the fixed-income securities described below. The Fund's fixed-income investments may include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities and money market instruments. Fixed-income securities may be issued by: U.S. corporations or entities; U.S. banks; and the U.S. government, its agencies, authorities, instrumentalities or GSEs. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate and zero coupon.

Mortgage-Backed Securities (MBS) (A Fixed-Income Security) An MBS is a type of pass-through security, which is a pooled debt obligation repackaged as interests that pass principal and interest through an intermediary to investors. In the case of MBS, the ownership interest is in a pool of mortgage loans. MBS represent participation interests in pools of adjustable and fixed-rate mortgage loans. MBS are most commonly issued or guaranteed by the U.S. government (or one of its agencies or instrumentalities), but also may be issued or guaranteed by other private issuers (“non-agency MBS”). Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The non-agency MBS in which the Fund may invest are issued by commercial banks, mortgage bankers and other non-governmental issuers. The mortgage loan collateral for non-agency MBS consists of residential mortgage loans that do not generally conform to underwriting guidelines issued by a GSE, due to certain factors, including mortgage balances in excess of agency underwriting guidelines, borrower characteristics, loan characteristics and level of documentation and therefore are not issued or guaranteed by an agency. Mortgage-related securities issued by non-governmental issuers generally offer a higher yield than GSE securities because there are no direct or indirect government guarantees of payment. The non-agency and agency MBS acquired by the Fund could be secured by fixed-rate mortgages, adjustable-rate mortgages or hybrid adjustable-rate mortgages. Adjustable-rate mortgages are mortgages whose interest rates are periodically reset when market rates change. A hybrid adjustable-rate mortgage (“hybrid ARM”) is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. Hybrid ARMs are usually referred to by their fixed and floating periods. For example, a “5/1 ARM” refers to a mortgage with a five-year, fixed interest rate period, followed by 25 annual interest rate adjustment periods. The Fund also may invest in collateralized mortgage obligations (CMOs). The two types of CMOs are: (1) MBS that are collateralized by mortgage loans or mortgage pass-through securities; and (2) multi-class pass-through securities, which are interests in a trust composed of mortgage loans or other MBS. CMOs may be issued by U.S. governmental or government-related enterprises, or by private entities, such as banks and others. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate, and stated maturity or final distribution date. CMOs are subject to the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier or later than their stated maturities or final distribution dates, and will affect the yields and prices of CMOs.

Mortgage dollar rolls are transactions in which the Fund sells MBS for delivery in the current month with a simultaneous contract entered to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date and price (a “mortgage roll”). During the roll period, the Fund foregoes principal and interest paid on the MBS. Mortgage dollar rolls transactions may be used to seek to increase the Fund's income. Asset-Backed Securities (A Fixed-Income Security) Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile loans and credit-card receivables, and which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the servicer or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable transfers it to a specially created trust, which repackages it as an issuance of securities with a minimum denomination and a specific term. The securities then are privately placed or publicly offered. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements (if any) may be inadequate in the event of default. Asset-backed securities may take the form of commercial paper, notes or pass-through certificates. U.S. Government Securities U.S. government securities include U.S. Treasury obligations, which differ in their yields, maturities and times of issuance, and obligations issued or guaranteed by U.S. government agencies or instrumentalities (“agency obligations”). Agency obligations may be guaranteed by the U.S. government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the obligations, or the credit of the agency or instrumentality. As a result of their high credit quality and market liquidity, U.S. government securities generally provide lower current yields than obligations of other issuers. While certain U.S. government-sponsored enterprises (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Commercial Mortgage-Backed Securities (A Type of Mortgage-Backed Security) Commercial mortgage-backed securities (CMBS) represent interests in mortgage loans on commercial real estate, such as loans for hotels, shopping centers, office buildings and apartment buildings. Generally, the interest and principal payments on these loans are passed on to investors in CMBS according to a schedule of payments. The Fund may invest in individual CMBS issues or, alternately, may gain exposure to the overall CMBS market by investing in a derivative contract, the performance of which is related to changes in the value of a domestic CMBS index. The risks associated with CMBS reflect the risks of investing in the commercial real estate securing the underlying mortgage loans and are therefore different from the risks of other types of MBS. Additionally, CMBS expose the Fund to interest rate, liquidity and credit risks. Repurchase Agreements (A Fixed-Income Security)Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser. The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.Repurchase agreements are subject to credit risks. The Fund invests in overnight repurchase agreements in order to maintain sufficient cash to pay for daily net redemptions and portfolio transactions.

Derivative INSTRUMENTS The Fund may enter into derivatives transactions with respect to any security or other instrument in which it is permitted to invest, or any related security, instrument, index or economic indicator (“reference instruments”). Derivatives are financial instruments the value of which is derived from the underlying reference instrument. Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund incurs costs in connection with opening and closing derivatives positions. The Fund may engage in transactions in futures contracts and options on futures contracts. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Futures contracts involve substantial leverage risk. The Fund also is authorized to purchase or sell call and put options on futures contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures). The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement and counterparty risk. The Fund also may enter into other derivative transactions with substantially similar characteristics and risks or over-the-counter derivatives such as interest rate swaps, caps and floors and options or other instruments.

What are the Specific Risks of Investing in the Fund? The following provides general information on risks associated with the types of securities in which the Fund principally invests. The Fund may invest in other types of securities as non-principal investments. Any additional risks associated with investing in such other securities are described in the Fund's SAI. MBS RISKS MBS have unique risks. A rise in interest rates may cause the value of MBS held by the Fund to decline. The mortgage loans underlying MBS generally are subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. See “Prepayment Risks.” MBS are most commonly issued or guaranteed by the U.S. government (or one of its agencies or instrumentalities), but also may be issued or guaranteed by private issuers and generally entail greater risk. Certain MBS issued by GSEs are not backed by the full faith and credit of the U.S. government, but are, however, supported through federal subsidies, loans or other benefits. The Fund also may invest in certain MBS issued by GSEs that have no explicit financial support, but that are regarded as having implied support because the federal government sponsors their activities. Non-agency MBS are subject to the risk that payments made on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or a GSE. See “Credit Risks.” Hybrid ARMs also involve special risks. Like ARMs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that mortgagors pay. Therefore, if during a floating rate period, interest rates rise above the interest rate limits of the hybrid ARM, the Fund will not benefit from further increases in interest rates. CMOs with complex or highly variable prepayment terms generally entail greater market, prepayment and liquidity risks than other MBS. For example, their prices are more volatile and their trading market may be more limited. INTEREST RATE RISKS Prices of fixed-income securities rise and fall in response to interest rate changes in the interest paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the prices of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the prices of fixed-income securities with longer durations.

CREDIT RISKS Fixed-income securities in which the Fund invests are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. In addition, the credit ratings of fixed-income securities may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes. Many fixed-income securities receive credit ratings from NRSROs that assign ratings to securities by assessing the likelihood of borrower's default. Lower credit ratings correspond to higher credit risk and higher credit ratings correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. PREPAYMENT RISKS Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on MBS include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments, as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect the Fund's MBS holdings. The mortgage loans underlying MBS are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in a rising interest rate environment. Under certain interest and prepayment rate scenarios, the Fund may fail to recover the full amount of its investment in MBS, notwithstanding any direct or indirect governmental or agency guarantee. Because faster-than-expected prepayments typically are invested in lower yielding securities, MBS are less effective than conventional bonds in “locking in” a specified yield rate. For premium bonds, prepayment risk may be elevated. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS. This possibility is often referred to as extension risk. Extending the average life of an MBS increases the risk of depreciation due to future increases in market interest rates. RISKS OF SECURITY DOWNGRADES An investment-grade security held by the Fund may be downgraded to below investment grade after the Fund has acquired the security. In the event that the credit rating of a security held by the Fund is downgraded, the credit quality deteriorates after purchase or the security defaults, the Fund will not be obligated to dispose of that security and may continue to hold the security if, in the opinion of the Adviser, such investment is appropriate in the circumstances, although it may choose to do so in the sole discretion of the Adviser. The downgrade of the credit of a security held by the Fund may decrease its value. Fixed-income securities with lower ratings tend to have a higher probability that a borrower will default or fail to meet its payment obligations. LIQUIDITY RISKS The secondary market for some securities held by the Fund is less liquid than for more widely traded fixed-income securities. In certain situations, the Fund could find it more difficult to sell such securities at desirable times and/or prices. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. LEVERAGE RISKS Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.RISKS OF INVESTING IN DERIVATIVE INSTRUMENTS The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty, or the failure of the counterparty to meets its obligations under the contract, or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund's exposure to the underlying investment. Derivative risks may be more significant when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives used for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when and how to use options involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted. The loss on derivative transactions may substantially exceed the initial investment.

Asset Segregation RISKS In order to secure its obligations in connection with derivative contracts or other transactions that expose it to an obligation of another party, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement also may cause the Fund to realize losses on offsetting or terminated derivative contracts.

What Do Shares Cost?

CALCULATION OF NET ASSET VALUE When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share's class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund's current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

You can purchase, redeem or exchange Shares any day the NYSE is open.

When the Fund holds fixed-income securities that trade on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares.

In calculating its NAV, the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Directors (“Board”).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the

Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV. Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment's fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer's business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

    Announcements concerning matters such as acquisitions, recapitalizations or litigation developments or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
  The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

  The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information - Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

  How is the Fund Sold?

  The Fund offers two Share classes: Institutional Shares and Institutional Service Shares, each representing interests in a single portfolio of securities. This Prospectus relates only to Institutional Shares. All Share classes have different sales charge and other expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other class.

  The Fund's Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to Eligible Investors, as described below. In connection with a request to purchase Shares, you should provide documentation sufficient to verify your status as an Eligible Investor. As a general matter, Shares are not available for direct investment by natural persons.

  The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of Shares (however, such accounts remain subject to the Fund's policy on “Accounts with Low Balances” as discussed later in this Prospectus):

    An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
    An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;

    A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals;
    An employer-sponsored retirement plan;
    A trust institution investing on behalf of its trust customers;
    Additional sales to an investor (including a natural person) who owned Institutional Shares of the Fund as of December 31, 2008;
    An investor (including a natural person) who acquired Institutional Shares of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and
    In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who: (1) becomes a client of an investment advisory subsidiary of Federated; or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.
  The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of Shares (see “How to Purchase Shares” below):
    An investor, other than a natural person, purchasing Shares directly from the Fund; and
    In connection with an initial purchase of Shares through an exchange, an investor (including a natural person) who owned Institutional Shares of another Federated fund as of December 31, 2008.
  Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (“Federated”).

  Payments to Financial Intermediaries

  The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

  SERVICE FEES

  The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

  ACCOUNT ADMINISTRATION FEES

  The Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

  RECORDKEEPING FEES

  The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

  NETWORKING FEES

  The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

  ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

  The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's Prospectus and described above because they are not paid by the Fund. These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Service Fees and/or Account Administration Fees and/or Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended Funds, and/or granting the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

  How to Purchase Shares

  Eligible Investors may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund in the manner described above under “How is the Fund Sold?” The Fund reserves the right to reject any request to purchase or exchange Shares. New investors must submit a completed New Account Form. Where applicable, the required minimum initial investment for Institutional Shares is generally $1,000,000. There is no required minimum subsequent investment amount. All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund's policy on “Accounts with Low Balances” as discussed later in this Prospectus. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

  THROUGH A FINANCIAL INTERMEDIARY

    Establish an account with the financial intermediary; and
    Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time).
  You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund's transfer agent, State Street Bank and Trust Company (“Transfer Agent”). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund's Transfer Agent. Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

  DIRECTLY FROM THE FUND

    Establish your account with the Fund by submitting a completed New Account Form; and
    Send your payment to the Fund by Federal Reserve wire or check.

  You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund's Transfer Agent. An institution may establish an account and place an order by calling the Fund, and the Shares will be priced at the next calculated NAV after the Fund receives the order. By WireTo facilitate processing your order, please call the Fund before sending the wire.

  Send your wire to:

  State Street Bank and Trust Company
  Boston, MA
  Dollar Amount of Wire
  ABA Number 011000028
  BNF: 23026552
  Attention: Federated EDGEWIRE
  Wire Order Number, Dealer Number or Group Number
  Nominee/Institution Name
  Fund Name and Number and Account Number   You cannot purchase Shares by wire on holidays when wire transfers are restricted.

  By Check

  Make your check payable to The Federated Funds, note your account number on the check, and send it to:

  The Federated Funds
  P.O. Box 8600
  Boston, MA 02266-8600

  If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

  The Federated Funds
  30 Dan Road
  Canton, MA 02021

  Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.

  THROUGH AN EXCHANGE

  You may purchase Shares through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Federated Liberty U.S. Government Money Market Trust and

  Class K Shares. You must meet the minimum initial investment requirement for purchasing Shares (if applicable), and both accounts must have identical registrations. BY AUTOMATED CLEARING HOUSE (ACH)

  Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

  How to Redeem and Exchange Shares

  You should redeem or exchange Shares:

    through a financial intermediary if you purchased Shares through a financial intermediary; or
    directly from the Fund if you purchased Shares directly from the Fund.

  Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

  THROUGH A FINANCIAL INTERMEDIARY

  Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

  DIRECTLY FROM THE FUND

  By Telephone

  You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

  If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day's NAV.

  By Mail

  You may redeem or exchange Shares by sending a written request to the Fund.

  You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

  Send requests by mail to:

  The Federated Funds
  P.O. Box 8600
  Boston, MA 02266-8600

  Send requests by private courier or overnight delivery service to:

  The Federated Funds
  30 Dan Road
  Canton, MA 02021

  All requests must include:

    Fund Name and Share Class, account number and account registration;

    amount to be redeemed or exchanged;
    signatures of all shareholders exactly as registered; and
    if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

  Call your financial intermediary or the Fund if you need special instructions.

  Signature Guarantees

  Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

    your redemption will be sent to an address other than the address of record;
    your redemption will be sent to an address of record that was changed within the last 30 days;
    a redemption is payable to someone other than the shareholder(s) of record; or
    transferring into another fund with a different shareholder registration.
  A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee. PAYMENT METHODS FOR REDEMPTIONS

  Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

    an electronic transfer to your account at a financial institution that is an ACH member; or
    wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

  Redemption In-Kind

  Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

  LIMITATIONS ON REDEMPTION PROCEEDS

  Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

    to allow your purchase to clear (as discussed below);
    during periods of market volatility;
    when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets; or
    during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

  If you request a redemption of Shares recently purchased by check (including a cashier's check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order. In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:
    when the NYSE is closed, other than customary weekend and holiday closings;
    when trading on the NYSE is restricted, as determined by the SEC; or
    in which an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable.

  You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

  EXCHANGE PRIVILEGE

  You may exchange Shares of the Fund for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Federated Liberty U.S. Government Money Market Trust and Class K Shares. To do this, you must:
    ensure that the account registrations are identical;
    meet any applicable minimum initial investment requirements; and
    receive a prospectus for the fund into which you wish to exchange.
  An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

  The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund's frequent trading policies. See “Account and Share Information - Frequent Trading Policies.”

  ADDITIONAL CONDITIONS

  Telephone Transactions

  The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

  Share Certificates

  The Fund no longer issues share certificates. If you are redeeming or exchanging Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

  Account and Share Information

  CONFIRMATIONS AND ACCOUNT STATEMENTS

  You will receive confirmation of purchases, redemptions and exchanges. In addition, you will receive periodic statements reporting all account activity, including dividends and capital gains paid. DIVIDENDS AND CAPITAL GAINS

  The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

  In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

  If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional Shares. No interest will accrue on amounts represented by uncashed distribution checks.

  If you purchase Shares just before the record date for a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

  Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available in the “Products” section of Federated's website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders - Source of Distributions” link under “Related Information.”

  ACCOUNTS WITH LOW BALANCES

  Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $25,000. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

  TAX INFORMATION

  The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

  Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

  FREQUENT TRADING POLICIES

  Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated.

  The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily preclude the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund's management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the

  Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

  The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.

  The Fund's objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases. PORTFOLIO HOLDINGS INFORMATIONInformation concerning the Fund's portfolio holdings is available in the “Products” section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top 10 holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector. To access this information from the “Products” section of the website, click on “view all” next to a fund category, select the Fund and the appropriate share class, then click on the “Portfolio Holdings and Related Information” link or “Composition” link under the “Current View” section. You may also access portfolio information as of the end of the Fund's fiscal quarters from the “Products” section of the website. The Fund's Annual and Semi-Annual Reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under

  “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov. In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to Federated's website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

  Who Manages the Fund?

  The Board governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

  The Adviser and other subsidiaries of Federated advise approximately 145 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized, separately managed accounts, which totaled approximately $389 billion in assets as of December 31, 2009. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,370 employees. Federated provides investment products to over 5,200 investment professionals and institutions. The Adviser advises approximately 101 fixed-income and money market mutual funds as well as a variety of customized, separately managed accounts, which totaled approximately $287.2 billion in assets as of December 31, 2009. PORTFOLIO MANAGEMENT INFORMATION

  Todd A. Abraham

  Todd A. Abraham is the Co-Head of the Government/Mortgage Backed Fixed Income Group and has been the Fund's Portfolio Manager since February 2003. Mr. Abraham has been a Portfolio Manager since 1995 and a Vice President of the Fund's Adviser since 1997. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice President of the Fund's Adviser from 1995 to 1997. Mr. Abraham has received the Chartered Financial Analyst designation and an M.B.A. in Finance from Loyola College (now known as Loyola University Maryland).

  The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts and ownership of securities in the Fund.

  ADVISORY FEES

  The Fund's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.40% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

  A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's Annual Report dated September 30, 2010.

  Legal Proceedings

  Since February 2004, Federated and related entities (collectively, “Federated”) have been named as defendants in several lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Federated-sponsored mutual funds (“Funds”). Federated and its counsel have been defending this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Funds or other adverse consequences for the Funds.

  Financial Information

  FINANCIAL HIGHLIGHTS

  The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

  This information for the fiscal year ended September 30, 2010, has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report. As described in the Annual Report, the information for the prior years was audited by Ernst & Young LLP, another independent registered public accounting firm, which issued an unqualified opinion.

  On May 14, 2010, the Fund's Board, upon recommendation of the Audit Committee, appointed KPMG LLP as the Fund's independent registered public accounting firm for the fiscal year ending September 30, 2010. On the same date, the Fund's former auditor, Ernst & Young LLP, resigned. See the Fund's Annual Report for further information regarding the change in independent registered public accounting firm.

  Financial Highlights - Institutional Shares

  (For a Share Outstanding Throughout Each Period)

Year Ended September 30	2010[1]	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.89	$9.61	$9.72	$9.79	$9.89
Income From Investment Operations:
Net investment income	0.40[2]	0.45[2]	0.48[2]	0.52	0.48[2]
Net realized and unrealized gain (loss) on investments and futures contracts	0.15	0.33	(0.07)	(0.06)	(0.09)
TOTAL FROM INVESTMENT OPERATIONS	0.55	0.78	0.41	0.46	0.39
Less Distributions:
Distributions from net investment income	(0.47)	(0.50)	(0.52)	(0.53)	(0.49)
Net Asset Value, End of Period	$9.97	$9.89	$9.61	$9.72	$9.79
Total Return[3]	5.69%	8.34%	4.27%	4.85%	4.11%
Ratios to Average Net Assets:
Net expenses	0.35%	0.35%	0.35%	0.35%	0.33%
Net investment income	3.98%	4.59%	4.94%	5.35%	4.95%
Expense waiver/reimbursement[4]	0.28%	0.25%	0.22%	0.21%	0.39%
Supplemental Data:
Net assets, end of period (000 omitted)	$307,718	$288,052	$299,358	$290,967	$271,216
Portfolio turnover	178%	200%	222%	311%	286%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	27%	35%	25%	66%	143%
1	Beginning with the year ended September 30, 2010, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
  Further information about the Fund's performance is contained in the Fund's Annual Report, dated September 30, 2010, which can be obtained free of charge.

  Appendix A: Hypothetical Investment and Expense Information

  The following chart provides additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

FEDERATED MORTGAGE FUND - INSTITUTIONAL SHARES
ANNUAL EXPENSE RATIO: 0.89%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$90.83	$10,411.00
2	$10,411.00	$520.55	$10,931.55	$94.56	$10,838.89
3	$10,838.89	$541.94	$11,380.83	$98.45	$11,284.37
4	$11,284.37	$564.22	$11,848.59	$102.49	$11,748.16
5	$11,748.16	$587.41	$12,335.57	$106.71	$12,231.01
6	$12,231.01	$611.55	$12,842.56	$111.09	$12,733.70
7	$12,733.70	$636.69	$13,370.39	$115.66	$13,257.06
8	$13,257.06	$662.85	$13,919.91	$120.41	$13,801.93
9	$13,801.93	$690.10	$14,492.03	$125.36	$14,369.19
10	$14,369.19	$718.46	$15,087.65	$130.51	$14,959.76
Cumulative		$6,033.77		$1,096.07

  An SAI dated November 30, 2010, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400. These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

  You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549. Call 1-202-551-8090 for information on the Public Reference Room's operations and copying fees.

  Federated Mortgage Fund
  Federated Investors Funds
  4000 Ericsson Drive
  Warrendale, PA 15086-7561

  Contact us at FederatedInvestors.com
  or call 1-800-341-7400.

  Federated Securities Corp., Distributor

  Investment Company Act File No. 811-7115

  Cusip 31428Q887

  G01922-01-IS (12/10)

   Federated is a registered mark of Federated Investors, Inc.
  2010  © Federated Investors, Inc.